Exhibit 99.1

ORDER REGARDING THE PROPOSED TAKEOVER OF QUALCOMM INCORPORATED BY BROADCOM LIMITED By the authority vested in me as President by the Constitution and the laws of the United States of America, including section 72l of the Defense Production Act of l950, as amended (section 72l), 50 U.S.C. 4565, it is hereby ordered as follows: Section l. Findings. (a) There is credible evidence that leads me to believe that Broadcom Limited, a limited company organized under the laws of Singapore (Broadcom), along with its partners, subsidiaries, or affiliates, including Broadcom Corporation, a California corporation, and Broadcom Cayman L.P., a Cayman Islands limited partnership, and their partners, subsidiaries, or affiliates (together, the Purchaser), through exercising control of Qualcomm Incorporated (Qualcomm), a Delaware corporation, might take action that threatens to impair the national security of the United States; and (b) Provisions of law, other than section 72l and the International Emergency Economic Powers Act (50 U.S.C. l70l et seq.), do not, in my judgment, provide adequate and appropriate authority for me to protect the national security in this matter. Sec. 2. Actions Ordered and Authorized. On the basis of the findings set forth in section l of this order, considering the factors described in subsection 72l(f) of the Defense Production Act of l950, as appropriate, and pursuant to my authority under applicable law, including section 72l, I hereby order that: (a) The proposed takeover of Qualcomm by the Purchaser is prohibited, and any substantially equivalent merger,

2 acquisition, or takeover, whether effected directly or indirectly, is also prohibited. (b) All 15 individuals listed as potential candidates on the Form of Blue Proxy Card filed by Broadcom and Broadcom Corporation with the Securities and Exchange Commission on February 20, 2018 (together, the Candidates), are hereby disqualified from standing for election as directors of Qualcomm. Qualcomm is prohibited from accepting the nomination of or votes for any of the Candidates. (c) The Purchaser shall uphold its proxy commitments to those Qualcomm stockholders who have returned their final proxies to the Purchaser, to the extent consistent with this order. (d) Qualcomm shall hold its annual stockholder meeting no later than 10 days following the written notice of the meeting provided to stockholders under Delaware General Corporation Law, Title 8, Chapter 1, Subchapter VII, section 222(b), and that notice shall be provided as soon as possible. (e) The Purchaser and Qualcomm shall immediately and permanently abandon the proposed takeover. Immediately upon completion of all steps necessary to terminate the proposed takeover of Qualcomm, the Purchaser and Qualcomm shall certify in writing to the Committee on Foreign Investment in the United States (CFIUS) that such termination has been effected in accordance with this order and that all steps necessary to fully and permanently abandon the proposed takeover of Qualcomm have been completed. (f) From the date of this order until the Purchaser and Qualcomm provide a certification of termination of the proposed takeover to CFIUS pursuant to subsection (e) of this section, the Purchaser and Qualcomm shall certify to CFIUS on a weekly basis that they are in compliance with this order and include

3 a description of efforts to fully and permanently abandon the proposed takeover of Qualcomm and a timeline for projected completion of remaining actions. (g) Any transaction or other device entered into or employed for the purpose of, or with the effect of, avoiding or circumventing this order is prohibited. (h) If any provision of this order, or the application of any provision to any person or circumstances, is held to be invalid, the remainder of this order and the application of its other provisions to any other persons or circumstances shall not be affected thereby. If any provision of this order, or the application of any provision to any person or circumstances, is held to be invalid because of the lack of certain procedural requirements, the relevant executive branch officials shall implement those procedural requirements. (i) This order supersedes the Interim Order issued by CFIUS on March 4, 2018. (j) The Attorney General is authorized to take any steps necessary to enforce this order. Sec. 3. Reservation. I hereby reserve my authority to issue further orders with respect to the Purchaser and Qualcomm as shall in my judgment be necessary to protect the national security of the United States. Sec. 4. Publication and Transmittal. (a) This order shall be published in the Federal Register. (b) I hereby direct the Secretary of the Treasury to transmit a copy of this order to Qualcomm and Broadcom. THE WHITE HOUSE, March 12, 2018.